Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                 ATTACHMENT A-1

           NASA HUMAN & ROBOTICS TECHNOLOGY SMALL TUG PROGRAM PHASE I
                  STATEMENT OF WORK FOR SPACEDEV SPACECRAFT BUS

                       Contract #: N0405-SC-NNM05AAS92C-01
                              DATED: JUNE 27, 2005


                                      PAGE

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      PROP-IS-DC-05-6777     SpaceDev H&RT SmallTug Phase I SOW     June 6, 2005


                                 ANDREWS SPACE, INC. BUSINESS PROPRIETARY     ii


                           SPACEDEV STATEMENT OF WORK
                             SmallTug Spacecraft Bus

                            Reviewed and Accepted by:

                      /S/: KEITH BEALS              29 JUNE 05
                      ----------------              ----------
                                                          Date
                     /S/: ERIC WETZEL                  6/27/05
                      ----------------              ----------
                                                          Date


                                      PAGE

                                TABLE OF CONTENTS

     1     INTRODUCTION                                      1
     2     SCOPE                                             1
     3     PROGRAM  SCHEDULE  MILESTONES                     1
     4     GENERAL  REQUIREMENTS                             1
           4.1     PROGRAM  DIRECTION                        1
           4.2     SCHEDULE                                  2
           4.3     STATUS  REPORTING                         2
                   4.3.1     Weekly  teleconference          2
                   4.3.2     Data  availability              2
                   4.3.3     Data  format                    2
                   4.3.4     Periodic  meetings              2
                   4.3.5     Travel                          2
     5     STUDY  TASKS                                      2
     6     STUDY  DELIVERABLES                               4


                                      PAGE

      PROP-IS-DC-05-6777     SpaceDev H&RT SmallTug Phase I SOW     June 6, 2005

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1     INTRODUCTION

The Human and Robotic Technology (HR&T) program administered by the National Aeronautics and Space Administration (NASA) explores new space technologies in support of our nation's Vision of Space Exploration. The SmallTug CisLunar Flight Experiment (SmallTug) is one of the first experiments of the HR&T program.

To realize the Nation's Vision of Space Exploration, sustainable and efficient transportation architecture will be required. As identified by NASA's Level 0 Requirements, separation of cargo and crew transport will be a fundamental characteristic of the transportation architecture. Recent advances in the analysis and design of multi-body (n-body) trajectories indicate the potential for delta v savings [******]. As one component of the architecture, dedicated tugs can utilize these advanced trajectories for highly efficient cargo transfer along periodic (repeating trajectories. Another factor in low cost cargo transport is safe, reliable, yet affordable production of large power using photo-voltaic arrays.

[******]

[******]

The  SmallTug  program  is  divided  into  two  phases.  [******]

2     SCOPE

This SOW describes the tasks to be performed and the products to be delivered by SpaceDev as subcontractor to Andrews Space for Phase I of the H&RT SmallTug
program. The duration of Phase I is April 2005 through March 2006. The objective of Phase I is to successfully complete a Preliminary Design Review as the basis for continuation to detailed design and production.

3     PROGRAM  SCHEDULE  MILESTONES
Andrews Space's authority to proceed (ATP) on the H&RT SmallTug (Phase I period) study is April 14, 2005. Key program milestones are:

-     Kickoff  meeting-[******]

-     Quarterly  Review  #1,  [******]

-     Quarterly  Review  #2,  [******]

-     Project  Continuation  Review,  [******]

-     Preliminary  Design  Review,  [******]

4     GENERAL  REQUIREMENTS

4.1     PROGRAM  DIRECTION

Andrews Space will be the sole source of program direction to SpaceDev. Program direction includes, but is not limited to, issues relating to contracts, schedule and technical requirements.

                    ANDREWS SPACE, INC. BUSINESS PROPRIETARY
                                        1
                                      PAGE

      PROP-IS-DC-05-6777     SpaceDev H&RT SmallTug Phase I SOW     June 6, 2005

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.2     SCHEDULE

SpaceDev shall deliver the products identified in this SOW (Section 6) in accordance with the Program Schedule Milestones listed in Section 3. Contractual deliverables shall be submitted 2 weeks prior to associated Program Scheduled Milestones to facilitate integration, iteration and Andrews Space requested updates.

4.3     STATUS  REPORTING

SpaceDev shall provide a monthly status report to Andrews Space. These reports will provide technical status, schedule status, and cost expenditures. The monthly reports are due on the 5th of each month. A baseline program schedule and budget shall be provided in the first month's report. In addition, cost expenditure reports shall be provided two weeks following the monthly report to facilitate program tracking. These interim cost reports may be estimated.

4.3.1     WEEKLY  TELECONFERENCE

SpaceDev  shall  support  weekly  Andrews  Space  CE&R  telecoms.

4.3.2     DATA  AVAILABILITY

SpaceDev shall utilize Andrews Space's web based [******] data management system for the transfer of information. Andrews Space will make account access available to SpaceDev.

4.3.3     DATA  FORMAT

SpaceDev shall provide data in native file format as appropriate (e.g., MS Word, MS PowerPoint, MS Excel, CAD files such as ProE or .igs format, etc.). SpaceDev shall respond to communication from Andrews Space in a timely manner.

4.3.4     PERIODIC  MEETINGS

SpaceDev shall support the meetings listed in Section 3, Program Schedule Milestones. The scope of the meeting support is in accordance with Section 5, Study Support Tasks.

4.3.5     TRAVEL

SpaceDev shall provide [******] personnel to travel in support of the 4 reviews listed in Section 3.0. for a one day duration for each meeting

5     STUDY  TASKS

The following tasks are to be performed during the Phase I period. The WBS levels are defined for cost reporting purposes. The tasks included in each WBS are listed

 WBS  1.1  MILESTONES  AND  REVIEWS
-----------------------------------
     -Support  program  review  meetings  as  listed  in  Section  3.

     -Provide  inputs to Andrews Space for the program reviews listed in Section
     3.

WBS  1.2  PROGRAM  MANAGEMENT
-----------------------------
                    ANDREWS SPACE, INC. BUSINESS PROPRIETARY
                                        2
                                      PAGE

      PROP-IS-DC-05-6777     SpaceDev H&RT SmallTug Phase I SOW     June 6, 2005

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

PROGRAM  DELIVERABLES

     -Prepare monthly technical progress and financial reports per Section 4.3 and conduct quarterly management reviews with Andrews Space.

COST  ASSESSMENT  [******]

     -Provide  planning  input  and  cost  estimates  for  Phase  II  effort.

WBS  2.1  SYSTEMS  ENGINEERING  MANAGEMENT
------------------------------------------

CONFIGURATION AND DATA MANAGEMENT (AS REQUIRED, CONCEPT BASELINE TO BE UPDATED/ESTABLISHED [******])

     -Participate in Andrews Space configuration management process, provide SC bus configuration data for inclusion in system, and participate in control board discussions

MASS  PROPERTIES  [******]

     -Provide SC bus mass properties input to Andrews Space, participate in mass properties management process (e.g., define weight growth allowances, define/implement weight trades)

RISK  ANALYSIS  &  MANAGEMENT  [******]

     -Provide input to Andrews Space program risk analysis process (e.g., risk list inputs, recommended steps to address)

WBS  2.2  SYSTEM  REQUIREMENTS  DEFINITION:
-------------------------------------------

SYSTEM  REQUIREMENTS  DOCUMENT  (SRD)  [******]

     - Review/comment on the following specifications and provide input as appropriate (Andrews is lead in drafting and controlling these documents):
          System  Performance  Specification
          Spacecraft  Specification
          Avionics/GN&C/CD&H  Subsystem  Specification
          Propulsion  Subsystem  Specification
          Mechanical  Subsystem  Specification  (structure, thermal management, mechanisms,  LV  interface,  etc.)
          Communications  Subsystem  Specification
          Software  Specification
          Preliminary  Component  Specifications  [******]

 ENVIRONMENTS  SPECIFICATION  [******]

     -Review/comment  on  System  Environments  Specification

 INTERFACE  CONTROL  DOCUMENTS  (ICD)  [******]

                    ANDREWS SPACE, INC. BUSINESS PROPRIETARY
                                        3
                                      PAGE

      PROP-IS-DC-05-6777     SpaceDev H&RT SmallTug Phase I SOW     June 6, 2005

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     -Draft  Spacecraft-to-LV  and  intra-spacecraft  ICD's

WBS  3.2  CONFIGURATION  DEVELOPMENT  AND  VEHICLE  DESIGN
----------------------------------------------------------

FAILURE  MODE  AND  EFFECTS  ANALYSIS  (FMEA)  [******]

     -Review and comment on the preliminary FMEA analysis developed by Andrews Space. SPACECRAFT BUS CONCEPT DESIGN [******]

     -Conduct  concept  design  trades  and  analyses  [******].

     -Provide  recommended  concept  configuration  [******]

     -Provide  top  level  trade  summaries  [******].

     -Provide  initial  concept  budgets  [******].

     -Provide  CAD  models  [******]

SPACECRAFT  PRELIMINARY  DESIGN  [******]

     -Conduct  preliminary  design  of  the  spacecraft  bus,  [******].

     -Perform  preliminary structural and thermal analyses of preliminary design

     -Provide  design  data/models  of  preliminary  design

     -Provide  system  schematics

     -Provide  preliminary  design  budgets  [******]

     -Provide  requirements  assessment  results  [******]

     -Provide  CAD  models  [******]

     -Provide  definition  of  software  architecture  and  design  approach

WBS  3.3  SYSTEM  PLANNING
--------------------------

OPERATIONS  PLAN  [******]

     -Review and comment on Andrews Space's Operation Plan DEVELOPMENT AND INTEGRATION PLAN [******]

     -Provide input to preliminary Small Tug Development and Integration Plan, to include all Phase II and onwards design and development activities for the spacecraft bus (e.g., project schedule, long lead, assembly/integration/verification plans)

6     STUDY  DELIVERABLES

The  following table summarizes the program deliverables described in Section 5.

                    ANDREWS SPACE, INC. BUSINESS PROPRIETARY
                                        4
                                      PAGE

      PROP-IS-DC-05-6777     SpaceDev H&RT SmallTug Phase I SOW     June 6, 2005

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                     TABLE 6-1. PHASE I PROGRAM DELIVERABLES





Item . . . . . . . . . . . . . . . .      Description . . . . . . . . . . . . . . .     Due Date
-------------------------------------     -----------------------------------------     ------------------
Major Review                              Presentation material for two quarterly           2 weeks prior
Documentation                             reviews, program continuation review,                  to review
                                          and PDR
-------------------------------------     -----------------------------------------     ------------------
Monthly Cost and                          Provide technical status, schedule status,                5th of
Status Reports.                           and cost expenditures                                each month.

Item . . . . . . . . . . . . . . . .      Description . . . . . . . . . . . . . . .     Due Date
-------------------------------------     -----------------------------------------     ------------------
Cost Assessment                           Phase II spacecraft bus program cost estimates          [******]
-------------------------------------     -----------------------------------------     ------------------
Mass Properties Input                     Spacecraft bus mass properties input                    [******]
                                                                                            Update monthly
-------------------------------------     -----------------------------------------     ------------------
Risk Management Plan Inputs               Provide risk list inputs on the spacecraft bus          [******]
                                                                                            update 2 weeks
                                                                                                  prior to
                                                                                            major reviews.
-------------------------------------     -----------------------------------------     ------------------
Requirements Input                        Provide input to SRD on the spacecraft bus              [******]
-------------------------------------     -----------------------------------------     ------------------
Environmental Spec. Comments              Review/comment on Environmental Spec.                   [******]
-------------------------------------     -----------------------------------------     ------------------
ICD's                                     Draft SC to LV and intra-SC ICD's                       [******]
-------------------------------------     -----------------------------------------     ------------------
FMEA Comments                             Review/comment on Andrews FMEA                          [******]
-------------------------------------     -----------------------------------------     ------------------
Concept Design Data                       Recommended concept bus design, top level               [******]
                                          trade summaries, concept resource budgets
-------------------------------------     -----------------------------------------     ------------------
Preliminary Design Data                   Preliminary bus design, preliminary                     [******]
                                          structural/thermal analysis results,
                                          bus system schematics, preliminary resource
                                          budgets, preliminary SW architecture/
                                          development plan.
-------------------------------------     -----------------------------------------     ------------------
Development  and Integration Plan         Spacecraft bus development and integration              [******]
                                           plan  for  Phase  II  effort.
-------------------------------------     -----------------------------------------     ------------------


                    ANDREWS SPACE, INC. BUSINESS PROPRIETARY
                                        5
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